Schedule of Investments PIMCO StocksPLUS® Global Portfolio	March 31, 2021 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 72.9% ¤
ASSET-BACKED SECURITIES 5.0%
CAYMAN ISLANDS 2.9%
Arbor Realty Commercial Real Estate Notes Ltd. 1.100% due 12/15/2035 •		$1,200	$1,201
BSPRT Issuer Ltd.
1.156% due 03/15/2028 •		174	174
1.203% due 03/15/2036 •		1,900	1,900
Crown Point CLO Ltd. 1.394% due 10/20/2028 •		270	270
Gallatin CLO Ltd. 1.274% due 01/21/2028 •		892	893
Halcyon Loan Advisors Funding Ltd. 1.143% due 04/20/2027 •		240	240
Jamestown CLO Ltd. 1.443% due 01/17/2027 •		210	210
OZLM Funding Ltd. 1.088% due 07/22/2029 •		250	250
Sound Point CLO Ltd. 1.274% due 10/20/2028 •		500	501
Tralee CLO Ltd. 1.254% due 10/20/2027 •		460	460
Venture CLO Ltd.
1.091% due 01/15/2028 •		425	425
1.121% due 07/15/2027 •		771	772
Voya CLO Ltd. 0.938% due 07/25/2026 •		66	66
WhiteHorse Ltd. 1.383% due 07/17/2026 •		13	13

Total Cayman Islands			7,375

IRELAND 0.6%
Palmer Square European Loan Funding DAC 1.150% due 01/15/2030 •	EUR	1,200	1,412

Total Ireland			1,412

UNITED STATES 1.5%
Credit Acceptance Auto Loan Trust 3.550% due 08/15/2027		$365	367
GLS Auto Receivables Issuer Trust
2.470% due 11/15/2023		312	315
3.060% due 04/17/2023		122	122
SLC Student Loan Trust 1.063% due 11/25/2042 •		626	630
SoFi Consumer Loan Program LLC 2.500% due 05/26/2026		6	6
SoFi Professional Loan Program LLC
1.059% due 01/25/2039 •		21	21
1.209% due 10/27/2036 •		57	57
2.510% due 08/25/2033		53	53
SoFi Professional Loan Program Trust 2.540% due 05/15/2046		900	927
Towd Point Mortgage Trust 2.750% due 10/25/2057 ~		841	866
Utah State Board of Regents 0.868% due 01/25/2057 •		428	430

Total United States			3,794

Total Asset-Backed Securities (Cost $12,540)			12,581

CORPORATE BONDS & NOTES 8.4%
AUSTRALIA 0.2%
INDUSTRIALS 0.2%
Boral Finance Pty. Ltd. 3.000% due 11/01/2022		600	616

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2021 (Unaudited)

Total Australia		616

CHINA 0.4%
UTILITIES 0.4%
State Grid Overseas Investment Ltd. 3.750% due 05/02/2023	900	954

Total China		954

DENMARK 0.2%
BANKING & FINANCE 0.2%
Danske Bank A/S 1.244% (US0003M + 1.060%) due 09/12/2023 ~	400	404

Total Denmark		404

GERMANY 0.4%
BANKING & FINANCE 0.4%
Deutsche Bank AG
4.250% due 10/14/2021	500	509
2.222% due 09/18/2024 •	400	411

		920

Total Germany		920

JAPAN 1.5%
BANKING & FINANCE 0.4%
Sumitomo Mitsui Financial Group, Inc. 1.083% (US0003M + 0.860%) due 07/19/2023 ~	1,000	1,013

INDUSTRIALS 1.1%
Nissan Motor Co. Ltd.
4.345% due 09/17/2027	200	218
3.522% due 09/17/2025	400	424
3.043% due 09/15/2023	400	419
Toyota Industries Corp. 3.235% due 03/16/2023	1,500	1,570

		2,631

Total Japan		3,644

JERSEY, CHANNEL ISLANDS 0.3%
INDUSTRIALS 0.3%
Heathrow Funding Ltd. 4.875% due 07/15/2023	700	707

Total Jersey, Channel Islands		707

NETHERLANDS 0.3%
INDUSTRIALS 0.3%
Syngenta Finance NV 3.933% due 04/23/2021	700	701

Total Netherlands		701

SINGAPORE 0.4%
BANKING & FINANCE 0.4%
BOC Aviation Ltd. 1.252% (US0003M + 1.050%) due 05/04/2021 ~	300	300
United Overseas Bank Ltd. 0.698% (US0003M + 0.480%) due 04/23/2021 ~	700	700

		1,000

Total Singapore		1,000

SWITZERLAND 0.1%
BANKING & FINANCE 0.1%
UBS Group AG 1.364% due 01/30/2027 •	400	394

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2021 (Unaudited)

Total Switzerland			394

UNITED KINGDOM 2.1%
BANKING & FINANCE 1.9%
Barclays PLC 1.624% (US0003M + 1.430%) due 02/15/2023 ~		600	604
HSBC Holdings PLC
2.357% due 08/18/2031 •		300	289
1.750% due 07/24/2027 •	GBP	300	418
Lloyds Banking Group PLC 4.550% due 08/16/2028		$400	456
Nationwide Building Society 3.766% due 03/08/2024 •		1,800	1,902
Santander UK PLC 0.854% (US0003M + 0.660%) due 11/15/2021 ~		800	804
Standard Chartered PLC 1.383% (US0003M + 1.200%) due 09/10/2022 ~		300	301

			4,774

UTILITIES 0.2%
BG Energy Capital PLC 4.000% due 10/15/2021		500	510

Total United Kingdom			5,284

UNITED STATES 2.5%
BANKING & FINANCE 1.6%
Citigroup, Inc. 1.214% (US0003M + 1.023%) due 06/01/2024 ~		1,500	1,520
Ford Motor Credit Co. LLC
3.550% due 10/07/2022		400	410
5.596% due 01/07/2022		250	258
General Motors Financial Co., Inc. 1.784% (US0003M + 1.550%) due 01/14/2022 ~		1,000	1,010
Harley-Davidson Financial Services, Inc. 3.550% due 05/21/2021		600	602
Nissan Motor Acceptance Corp. 2.750% due 03/09/2028		200	199

			3,999

INDUSTRIALS 0.2%
Bayer U.S. Finance LLC 1.194% (US0003M + 1.010%) due 12/15/2023 ~		400	406
Sprint Spectrum Co. LLC 3.360% due 03/20/2023		50	50

			456

UTILITIES 0.7%
NextEra Energy Capital Holdings, Inc. 0.650% due 03/01/2023		1,300	1,305
Pacific Gas & Electric Co. 1.573% (US0003M + 1.375%) due 11/15/2021 ~		600	601

			1,906

Total United States			6,361

Total Corporate Bonds & Notes (Cost $20,534)			20,985

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.9%
CAYMAN ISLANDS 0.2%
MF1 Ltd. 1.239% due 12/25/2034 •		431	433

Total Cayman Islands			433

UNITED KINGDOM 2.8%
Business Mortgage Finance PLC 0.000% due 08/15/2040 •	EUR	271	316
Hawksmoor Mortgages 1.100% due 05/25/2053 •	GBP	1,062	1,470
Towd Point Mortgage Funding 0.951% due 07/20/2045 •		1,859	2,570
Towd Point Mortgage Funding PLC 1.058% due 10/20/2051 •		480	666
Trinity Square PLC 0.899% due 07/15/2059 •		1,200	1,655

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2021 (Unaudited)

Uropa Securities PLC 0.228% due 10/10/2040 •		317	423

Total United Kingdom			7,100

UNITED STATES 0.9%
GS Mortgage Securities Corp. Trust 3.419% due 10/10/2032		$900	921
GS Mortgage-Backed Securities Corp. Trust 1.750% due 12/25/2060 ~		800	814
MASTR Adjustable Rate Mortgages Trust 3.178% due 11/21/2034 ~		122	123
Natixis Commercial Mortgage Securities Trust 0.856% due 02/15/2033 •		170	166
VMC Finance LLC 1.028% due 10/15/2035 •		82	82

Total United States			2,106

Total Non-Agency Mortgage-Backed Securities (Cost $9,132)			9,639

SOVEREIGN ISSUES 3.6%
JAPAN 1.2%
Japan Government International Bond 0.100% due 03/10/2028 (c)	JPY	311,857	2,845

Total Japan			2,845

QATAR 1.8%
Qatar Government International Bond
2.375% due 06/02/2021		$3,800	3,814
4.500% due 01/20/2022		700	724

Total Qatar			4,538

SAUDI ARABIA 0.6%
Saudi Government International Bond
2.875% due 03/04/2023		300	312
2.900% due 10/22/2025		1,200	1,274

Total Saudi Arabia			1,586

Total Sovereign Issues (Cost $8,956)			8,969

U.S. GOVERNMENT AGENCIES 0.4%
UNITED STATES 0.4%
Fannie Mae 0.409% due 12/25/2045 •		340	342
Freddie Mac
0.556% due 07/15/2037 •		23	24
0.563% due 07/15/2040 •		174	176
0.636% due 10/15/2033 •		167	169
2.695% due 09/01/2037 •		277	296

Total U.S. Government Agencies (Cost $992)			1,007

U.S. TREASURY OBLIGATIONS 2.6%
UNITED STATES 2.6%
U.S. Treasury Inflation Protected Securities (c)
0.750% due 02/15/2045		111	129
1.000% due 02/15/2048		106	132
1.375% due 02/15/2044		224	294
U.S. Treasury Notes
1.375% due 09/30/2023 (e)		4,700	4,834
2.000% due 04/30/2024		100	105
2.875% due 09/30/2023		560	597
2.875% due 11/30/2023		480	513

Total U.S. Treasury Obligations (Cost $6,349)			6,604

SHORT-TERM INSTRUMENTS 49.0%
REPURCHASE AGREEMENTS (d) 3.1%			7,652

U.S. TREASURY BILLS 39.1%
0.064% due 04/01/2021 - 09/09/2021 (a)(b)(g)		97,600	97,598

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2021 (Unaudited)

U.S. TREASURY CASH MANAGEMENT BILLS 6.8%
0.034% due 07/20/2021 (a)(b)(g)	16,900	16,899

Total Short-Term Instruments (Cost $122,142)		122,149

Total Investments in Securities (Cost $180,645)		181,934

	SHARES
INVESTMENTS IN AFFILIATES 26.3%
SHORT-TERM INSTRUMENTS 26.3%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 26.3%
PIMCO Short-Term Floating NAV Portfolio III	6,679,517	65,860

Total Short-Term Instruments (Cost $65,743)		65,860

Total Investments in Affiliates (Cost $65,743)		65,860

Total Investments 99.2% (Cost $246,388)		$247,794
Financial Derivative Instruments (f)(h) 0.2%(Cost or Premiums, net $480)		546
Other Assets and Liabilities, net 0.6%		1,537

Net Assets 100.0%		$249,877

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2021 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.
BORROWINGS AND OTHER FINANCING TRANSACTIONS
(d)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received

FICC	0.000%	03/31/2021	04/01/2021	$7,652	U.S. Treasury Notes 0.125% due 03/31/2023	$(7,805)	$7,652	$7,652

Total Repurchase Agreements	$(7,805)	$7,652	$7,652

SALE-BUYBACK TRANSACTIONS:
Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions

BPG	0.090%	04/01/2021	04/05/2021	$(4,840)	$(4,840)

Total Sale-Buyback Transactions	$(4,840)

(e)	Securities with an aggregate market value of $4,834 have been pledged as collateral under the terms of master agreements as of March 31, 2021.
(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(150) at a weighted average interest rate of 0.180%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

E-mini S&P 500 Index June Futures	06/2021	632	$125,370	$1,029	$638	$0
Euro-Bund 10-Year Bond June Futures	06/2021	9	1,808	0	3	(7)
Mini MSCI EAFE Index June Futures	06/2021	1,134	124,286	(696)	0	(553)
U.S. Treasury 5-Year Note June Futures	06/2021	247	30,479	(375)	0	(40)
U.S. Treasury 30-Year Bond June Futures	06/2021	12	1,855	(72)	0	(5)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2021	4	725	(43)	0	(5)

$(157)	$641	$(610)

SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

U.S. Treasury 10-Year Note June Futures	06/2021	92	$(12,046)	$304	$23	$0
United Kingdom Long Gilt June Futures	06/2021	1	(176)	3	1	0

$307	$24	$0

Total Futures Contracts	$150	$665	$(610)

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2021 (Unaudited)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)		Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Boeing Co.	1.000%	Quarterly	12/20/2022	0.607%		$200	$0	$1	$1	$0	$0
International Lease Finance Corp.	5.000	Quarterly	12/20/2022	0.370		600	60	(11)	49	0	0
Tesco PLC	1.000	Quarterly	12/20/2027	0.977	EUR	400	0	1	1	0	0

							$60	$(9)	$51	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)
										Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency		Maturity Date		Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

CDX.EM-34 5-Year Index	1.000%	Quarterly		12/20/2025		$600	$(18)	$(11)	$(29)	$2	$0
CDX.EM-35 5-Year Index	1.000	Quarterly		06/20/2026		500	(18)	(3)	(21)	1	0
CDX.HY-35 5-Year Index	5.000	Quarterly		12/20/2025		1,300	118	2	120	6	0
CDX.HY-36 5-Year Index	5.000	Quarterly		06/20/2026		900	78	4	82	2	0
CDX.IG-35 5-Year Index	1.000	Quarterly		12/20/2025		7,400	174	5	179	9	0
CDX.IG-36 5-Year Index	1.000	Quarterly		06/20/2026		5,300	117	8	125	7	0
iTraxx Crossover 34 5-Year Index	5.000	Quarterly		12/20/2025	EUR	987	138	5	143	5	0
iTraxx Crossover 35 5-Year Index	5.000	Quarterly		06/20/2026		500	65	5	70	3	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly		12/20/2025		10,500	324	6	330	11	0

							$978	$21	$999	$46	$0

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	3-Month CAD-Bank Bill	0.636%	Semi-Annual	12/21/2023	CAD	2,000	$0	$(8)	$(8)	$0	$0
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		2,400	0	(9)	(9)	0	(1)
Receive(5)	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		$13,000	179	229	408	15	0
Pay(5)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		6,900	(465)	(246)	(711)	0	(10)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		100	(20)	25	5	0	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		200	(20)	46	26	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		700	(93)	164	71	2	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		400	(41)	93	52	1	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	300,000	(83)	16	(67)	4	0
Receive	CPTFEMU	1.135	Maturity	02/15/2026	EUR	3,800	0	80	80	10	0

							$(543)	$390	$(153)	$33	$(11)

Total Swap Agreements							$495	$402	$897	$79	$(11)

(g)	Securities with an aggregate market value of $16,318 and cash of $1,206 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(h)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2021 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	04/2021	GBP	3,626	$5,133	$135	$0
04/2021	$31	RUB	2,402	0	0
06/2021	18	1,376	0	0
CBK	04/2021	1,820	CAD	2,294	5	0
05/2021	CAD	2,294	$1,820	0	(6)
05/2021	$82	RUB	6,156	0	(1)
06/2021	85	6,346	0	(2)
GLM	04/2021	98	7,416	0	(1)
05/2021	489	COP	1,755,721	0	(10)
HUS	04/2021	CAD	2,294	$1,811	0	(14)
04/2021	GBP	1,329	1,825	0	(7)
04/2021	$131	EUR	110	0	(2)
05/2021	83	RUB	6,238	0	(1)
06/2021	479	MXN	9,990	6	0
06/2021	21	RUB	1,536	0	(1)
06/2021	1,430	SGD	1,927	3	0
06/2021	495	ZAR	7,642	18	0
MYI	04/2021	2,869	JPY	316,200	0	(13)
05/2021	JPY	316,200	$2,869	13	0
SCX	04/2021	EUR	2,746	3,336	116	0
04/2021	$6,817	GBP	4,955	14	0
05/2021	EUR	2,746	$3,229	7	0
05/2021	GBP	4,955	6,818	0	(14)
06/2021	TWD	40,769	1,483	40	0
06/2021	$490	IDR	7,131,969	0	(5)
SOG	04/2021	JPY	316,200	$2,993	137	0
UAG	04/2021	$34	RUB	2,577	0	0
06/2021	42	3,137	0	(1)

Total Forward Foreign Currency Contracts	$494	$(78)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)
Swap Agreements, at Value(3)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

MYC	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$1,622	$(15)	$22	$7	$0

Total Swap Agreements	$(15)	$22	$7	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	March 31, 2021 (Unaudited)

Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$7,375	$0	$7,375
Ireland	0	1,412	0	1,412
United States	0	3,794	0	3,794
Corporate Bonds & Notes
Australia
Industrials	0	616	0	616
China
Utilities	0	954	0	954
Denmark
Banking & Finance	0	404	0	404
Germany
Banking & Finance	0	920	0	920
Japan
Banking & Finance	0	1,013	0	1,013
Industrials	0	2,631	0	2,631
Jersey, Channel Islands
Industrials	0	707	0	707
Netherlands
Industrials	0	701	0	701
Singapore
Banking & Finance	0	1,000	0	1,000
Switzerland
Banking & Finance	0	394	0	394
United Kingdom
Banking & Finance	0	4,774	0	4,774
Utilities	0	510	0	510
United States
Banking & Finance	0	3,999	0	3,999
Industrials	0	456	0	456
Utilities	0	1,906	0	1,906
Non-Agency Mortgage-Backed Securities
Cayman Islands	0	433	0	433
United Kingdom	0	7,100	0	7,100
United States	0	2,106	0	2,106
Sovereign Issues
Japan	0	2,845	0	2,845
Qatar	0	4,538	0	4,538
Saudi Arabia	0	1,586	0	1,586
U.S. Government Agencies
United States	0	1,007	0	1,007
U.S. Treasury Obligations
United States	0	6,604	0	6,604
Short-Term Instruments
Repurchase Agreements	0	7,652	0	7,652
U.S. Treasury Bills	0	97,598	0	97,598
U.S. Treasury Cash Management Bills	0	16,899	0	16,899

	$0	$181,934	$0	$181,934
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$65,860	$0	$0	$65,860

Total Investments	$65,860	$181,934	$0	$247,794

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	665	79	0	744
Over the counter	0	501	0	501

	$665	$580	$0	$1,245
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(610)	(11)	0	(621)
Over the counter	0	(78)	0	(78)

	$(610)	$(89)	$0	$(699)

Total Financial Derivative Instruments	$55	$491	$0	$546

Totals	$65,915	$182,425	$0	$248,340

There were no significant transfers into or out of Level 3 during the period ended March 31, 2021.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of the Portfolio's shares is based on the Portfolio's net asset value ("NAV"). The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Pacific Investment Management Company LLC (the “Adviser”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Portfolio's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio's use of fair valuation may also help to deter “stale price arbitrage” as discussed under the "Frequent or Excessive Purchases, Exchanges and Redemptions" section in the Portfolio's prospectus.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio's tax positions for all open tax years. As of March 31, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

3. INVESTMENTS IN AFFILIATES

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A copy of each affiliate fund’s shareholder report is available at the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov, on the Portfolio’s website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolio's transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2021 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$62,231	$45,136	$(41,500)	$0	$(7)	$65,860	$36	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford
FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:
CAD	Canadian Dollar	IDR	Indonesian Rupiah	SGD	Singapore Dollar
COP	Colombian Peso	JPY	Japanese Yen	TWD	Taiwanese Dollar
EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar
GBP	British Pound	RUB	Russian Ruble	ZAR	South African Rand

Index/Spread Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	S&P 500	Standard & Poor's 500 Index
CDX.HY	Credit Derivatives Index - High Yield	CPTFEMU	Eurozone HICP ex-Tobacco Index	US0003M	ICE 3-Month USD LIBOR
CDX.IG	Credit Derivatives Index - Investment Grade	EAFE	Europe, Australasia, and Far East Stock Index

Other Abbreviations:
CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
DAC	Designated Activity Company	MSCI	Morgan Stanley Capital International